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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) MARCH 22, 2006

                       HAIGHTS CROSS COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       333-109381                                          13-4087398
(Commission File Number)                       (IRS Employer Identification No.)

           10 NEW KING STREET
         WHITE PLAINS, NEW YORK                              10604
(Address of Principal Executive Offices)                   (Zip Code)

                                 (914) 289-9400
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 22, 2006, the board of directors of Haights Cross Communications,
Inc. (the "Company") approved a special incentive plan for fiscal year ending
December 31, 2006 entitled the "2006 Expense Savings Incentive Plan" (the
"Savings Plan") to promote the identification of business improvements that translate into cost savings across the Company's businesses. A description of the Savings Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (D)  Exhibits.

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
Exhibit No.   Description
-----------   -----------
10.1          Description of Haights Cross Communications, Inc. 2006 Expense
              Savings Incentive Plan.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HAIGHTS CROSS COMMUNICATIONS, INC.


Date: March 27, 2006                   By: /s/ Peter J. Quandt
                                           ------------------------------------
                                       Name: Peter J. Quandt
                                       Title: Chairman, Chief Executive
                                              Officer and President

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
10.1          Description of Haights Cross Communications, Inc. 2006 Expense
              Savings Incentive Plan.